AETNA GET FUND
                                    Series G

                        Supplement dated October 13, 1999

The information in this Supplement for Aetna GET Fund - Series G amends the information contained in the Prospectus dated September 1, 1999 and supercedes the Supplement previously issued. This Supplement should be read with the Prospectus.

The following replaces the second sentence of the first paragraph in the section entitled "Investment Objective, Principal Investment Strategies and Risks - Principal Investment Strategies" on page 1 of the Prospectus:

The minimum Targeted Return is set by the Fund's Board of Trustees (Board) and takes into consideration GET G's total annual expenses as well as the insurance company separate account expenses assessed to contract holders and participants acquiring interests in the Fund through Aetna separate accounts.

The following replaces the third sentence in the section entitled "Investment Objective, Principal Investment Strategies and Risk - Asset Allocation" on page 2 of the Prospectus:

The model determines the initial allocation between the Equity Component and the Fixed Component on December 15, 1999, the first day of the Guarantee Period, and evaluates the allocations on a daily basis thereafter.








X.GETG-99-2                                                         October 1999